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                                             EXHIBIT 10.16

            CAPITAL MAINTENANCE COMMITMENT AND GUARANTY

On or about February 21, 1995, Carolina First Bank, Greenville,
South Carolina ("Bank"), submitted to the Federal Deposit Insurance Corporation ("FDIC")a capital restoration plan dated February 16, 1995 ("Plan"), the terms of which are incorporated herein by reference, which sets forth the Bank's proposal for becoming adequately capitalized, as required under Section 38 of the Federal
Deposit Insurance Act ("Act"), 12 U.S.C. (section mark) 18310 ("Section 38").

In exchange for the mutual covenants contained herein (including, without limitation, the covenants of the FDIC) and other valuable consideration, the receipt and sufficiency of which is acknowledged, the undersigned, Carolina First Corporation, Greenville, South Carolina ("Guarantor") a company which owns all of the outstanding capital stock of the Bank, hereby guarantees and provides assurance in the form of a financial commitment, that the Bank will comply with the aforementioned Plan until the Bank has been adequately capitalized on average during each of four consecutive quarters, and, in the event the Bank fails to so comply, the Guarantor hereby agrees that it will pay to the Bank or its successors or assigns, according to the terms approved by the FDIC, an amount equal to the lesser of (a) 5 percent of the Bank's total assets at the time the Bank was notified or deemed to have notice that the Bank was undercapitalized, or (b) the amount which is necessary to bring the Bank into compliance with all capital standards applicable to the Bank at the time the Bank failed to so comply. A copy of a duly certified resolution by the Board of Directors of the Guarantor in favor of this Capital Maintenance Commitment and Guaranty ("Commitment") is attached hereto and incorporated herein by reference.

Each of the parties hereto acknowledge that it is in the best interest of each of them that the Bank comply with its capital restoration plan.

As consideration for the FDIC's covenants contained herein, the Guarantor's covenants herein provide value to the Bank and the Insurance Fund by committing, in support of the Bank's Plan, the financial strength and resources of the Guarantor, its successors and assigns, the adequacy and sufficiency of which is acknowledged. In exchange, the FDIC agrees to (l) accept the Bank's Plan, (2) forgo the right to treat the Bank in the same manner as if it were significantly undercapitalized as provided in Section 38(f) of the Act by its failure to submit and implement an acceptable plan and
(3) forgo any other such action against the Bank as would be necessary under Section 38 absent the Commitment, thereby enhancing the financial strength of the Guarantor and the value of its shareholders by enhancing the financial strength of its asset, its subsidiary Bank.

The parties specifically agree that this Commitment establishes a


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binding and enforceable contractual commitment for the benefit of the Bank and the FDIC as insurer and administrator of the Insurance Fund, and upon the Guarantor's failure to perform any of the obligations contained herein, the FDIC, after notice to the Guarantor, may commence legal action to enforce this Commitment either in its corporate capacity as insurer, or in its receivership capacity in the event of the failure of the Bank, as intended beneficiary of this Commitment.

It is further specifically agreed, that the commitment contained herein shall survive the failure of the Bank, and shall continue as a binding contractual commitment of the Guarantor, its successors and assigns.

The Guarantor waives any right to notice of and information from the FDIC concerning the Bank's performance under the Plan prior to the Bank's failure to comply.

This Commitment and the rights and obligation hereunder shall be governed by and shall be construed in accord with the Federal law of the United States, and, in the absence of controlling Federal law, in accord with the laws of the State of South Carolina.

Nothing contained herein shall preclude the FDIC from taking any other appropriate enforcement action against the Bank, including appropriate action under Section 38 of the Act not related to the absence of this Commitment, and no enforcement action brought against the Bank by the FDIC shall excuse the Guarantor from the obligations contained herein.

This Commitment reflects the complete and full agreement entered among the parties and may not be modified, released, renewed or extended in any manner except by a writing signed by all the parties .

     Executed and delivered as of this      day of March, 1995.

                         Carolina First Bank

                    By:
                         Name and Title

                         Carolina First Corporation

                    By:
                         Name and Title

                         Federal Deposit Insurance Corporation

                    By:
                         Name and Title


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               CERTIFICATE OF ADOPTION OF RESOLUTION


I, William S. Hummers III, do hereby certify that I am the Secretary of Carolina First Corporation, Greenville, South Carolina ("Guarantor"), and that the Capital Maintenance Commitment and Guaranty executed in conjunction with the capital restoration plan dated February 16, 1995, submitted by the Carolina First Bank, Greenville, South Carolina (Bank"), was executed pursuant to duly authorized Resolution of the Board of Directors of the Guarantor
dated                    , 1995, a copy of which is attached, which
authorizes Mack I. Whittle, Jr. to execute such agreements on behalf of the Bank, or which authorizes that person to execute this particular Guarantee. Furthermore, I certify that the foregoing Resolution has not been modified or rescinded, and is in full force and effect as of the date of this CERTIFICATE.

Dated this          day of March, 1995.




                                   Secretary

Sworn to and subscribed before me this       day of
1995.




Notary Public
My Commission Expires: